Subsequent Events	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

26. SUBSEQUENT EVENTS

The Group has performed an evaluation of subsequent events through the date of this filing.

On November 28, 2011, the Company's Board of Directors declared a special one-time cash dividend of US$0.51 per Class A or Class B ordinary share, or US$1.02 per ADS. The special dividend was paid on January 20, 2012 to shareholders and ex-dividend date was January 23, 2012. See Note 2(29) for more information regarding the dividend declared and accrued as of December 31, 2011.

In January 2012, the Group obtained borrowings of RMB 388 million from commercial banks, which are repayable in April 2012 with interest rates ranging from 5.49% to 6.71%. These borrowings were collateralized by short term investments of RMB400 million.

In January 2012, the Group obtained a borrowing of USD103 million (equivalent to RMB650 million), which is repayable in December 2012, from Bank of China. The borrowing was collateralized by short term investments of RMB650 million and carries an interest rate of 5.03% per annum.

In February 2012, the Group obtained a borrowing of USD156 million (equivalent to RMB982 million), which is repayable in February 2013, from Minsheng Bank. The borrowing was collateralized by short term investments of RMB984 million and carries an interest rate of 6% per annum.

In February 2012, the Group obtained an unsecured loan of RMB926 million from a company under common control of Shanda Interactive with an interest rate of 3% per annum. The Group also lent an aggregate amount of USD160 million (equivalent to RMB1,006 million) to Shanda Interactive with an interest rate of 3% per annum and another loan of RMB115 million to a company under common control of Shanda Interactive with an interest rate of 5.93% per annum.